UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 03386)

Exact name of registrant as specified in charter:	Putnam Global Health Care Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2010

Date of reporting period: September 1, 2009 — February 28, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PHSTX

Putnam Global Health Care Fund

Semiannual report
2|28|10

A world of investing.℠

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of health-care companies worldwide.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Global Health Care
Fund

Semiannual report
2 | 28 | 10

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio managers	7

Your fund’s performance	12

Your fund’s expenses	14

Terms and definitions	16

Trustee approval of management contract	17

Other information for shareholders	27

Financial statements	28

Shareholder meeting results	47

Message from the Trustees

Dear Fellow Shareholder:

What a difference a year makes. The rebound that followed the market lows in early March 2009 turned out to be one of the strongest in generations. After a slow start, the markets have continued to rise during the first few months of 2010.

It is unlikely that this year will be a repeat performance of 2009. Still, based on an encouraging earnings outlook and evidence of an improving but fragile global economic recovery, today’s markets offer opportunities for active money management, which is Putnam’s core strength.

If there is any lesson to be learned from the extraordinary volatility of the past two years, it is the importance of positioning one’s portfolio to limit downside risk. It is our belief that the best way to achieve this is by diversifying across all asset classes and investment strategies, and by adhering to your plan in every type of market environment.

Diversification and downside protection are worthwhile endeavors — and not just from a psychological standpoint. A portfolio diversified across all asset classes has been shown in the past to conserve wealth better during downturns and to benefit in a rising market environment.

Lastly, we would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We would also like to welcome new shareholders to the fund and thank all of our investors for your continued confidence in Putnam.

About the fund

Investing in the health-care sector for more than 25 years

In 1982, the year Putnam Global Health Care Fund was introduced as Putnam Health Sciences Trust, the world’s first “test-tube” baby reached her fourth birthday and Barney Clark became the first person to receive a permanent artificial heart. Americans also witnessed the Tylenol scare, and a relatively new, rapidly spreading disease became known as AIDS.

In addition to generating a considerable amount of news, the health-care sector offers many investment opportunities. For more than 25 years, Putnam Global Health Care Fund has sought to capitalize on the growth potential of stocks in this sector. The fund invests across a range of health-care industries, including manufacturers of medical devices, pharmaceutical firms that are developing innovative drugs and treatments, and health-care providers that can deliver high-quality care at a reasonable cost. Since many medical innovations happen overseas, the fund can invest in international as well as U.S. companies.

Besides its wide range of opportunities, the health-care sector offers another advantage for investors: Its products and services tend to stay in demand regardless of economic conditions. The fund invests in businesses at different stages of growth, from small, rapidly growing companies to large, established global corporations. Of course, the fund’s focus on both fewer issuers and a single sector means it involves more risk than a fund that invests more broadly. Therefore, the fund should be considered as just one component of a diversified investment portfolio.

Today, as Americans consider news of cloning, stem-cell research, and the continuing fight against AIDS, Putnam Global Health Care Fund remains focused on targeting growth opportunities for investors.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. A fund that engages in short sales of securities may incur losses if the securities appreciate in value and may experience higher volatility due to leverage resulting from investing the proceeds of securities sold short.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The fund’s managers invest with flexibility and precision, hand selecting holdings using fundamental research and a proprietary stock-ranking process.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

Developments and events that have affected the health-care sector

4	5

Performance
snapshot

Annualized total return (%) comparison as of 2/28/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

† The fund’s benchmark, the MSCI World Health Care Index, was introduced on 1/1/01, which post-dates the inception date of the fund’s class A shares.

Interview with your
fund’s portfolio managers

Kelsey Chen and Christopher Stevo

How did Putnam Global Health Care
Fund perform for the six months ended
February 28, 2010?

Kelsey: We are pleased to report that the fund’s class A shares delivered a positive return of 9.17% for the period. However, the fund’s performance slightly lagged that of its benchmark, which returned 9.23%, and the average return for its Lipper peer group, which was 9.91%.

How did health-care stocks in general
perform over the period?

Kelsey: Stocks continued their remarkable recovery from the severe economic downturn, and stocks in the health-care sector performed better than the broader market. In the United States, I believe this was due partly to the fact that Democrats lost the ability to block a Republican filibuster of the health-care bill after the election of Republican Scott Brown of Massachusetts to the U.S. Senate, resulting in a loss of momentum for health-care reform. With the likelihood of a watered-down version of the bill, which investors believed would have less impact on the health-care system, stocks in the sector outperformed.

Chris: Outside the United States, health-care stocks also outperformed the broader markets as the sector’s defensive qualities came to the fore. More investors turned to health-care stocks in the face of a pullback

This comparison shows your fund’s performance in the context of broad market indexes for the six  months ended 2/28/10. See pages 6 and 12–13 for additional fund performance information. Index descriptions can be found on page 16.

in the equity markets following the dramatic rebound. In the past few months, concerns about Greece’s financial crisis and its impact on the European Union has also led people to the health-care sector as a safe haven.

What were some fund holdings that
performed particularly well over
the period?

Kelsey: Two of the top performers from the fund’s previous fiscal year — Hospira and Teva Pharmaceutical Industries — continued to outperform over the past six months. Hospira, a hospital supply company, cut costs, implemented a restructuring plan, and continued to deliver earnings that surpassed expectations. The company has also made strides in its development of generic drugs, and recently launched its oxaliplatin injection, a generic version of a top-selling cancer drug, which contributed to Hospira’s solid financial performance. Greater demand for generic drugs has boosted the performance of other large, established companies, such as Teva, an Israel-based business with operations in more than 60 countries. Teva benefits from its global footprint and lower production costs, and its sales and market share have grown, particularly as many smaller international generic companies struggled with manufacturing and quality issues.

Another highlight for the period was Dendreon Corporation, a biotechnology company that specializes in cancer treatments. This stock has appreciated considerably, due in large part to its leading product, Provenge, a treatment for prostate cancer. Recent clinical trials showed unexpectedly positive survival benefits, which I believe has improved the prospects for FDA approval in a few months. I believe Dendreon’s key products and growth potential are underappreciated by investors,

Top 10 holdings

HOLDING (percentage of fund’s net assets)	COUNTRY	INDUSTRY

Pfizer, Inc. (7.0%)	United States	Pharmaceuticals
Abbott Laboratories (5.2%)	United States	Pharmaceuticals
Roche Holding AG (5.1%)	Switzerland	Pharmaceuticals
Medtronic, Inc. (4.4%)	United States	Medical technology
Genzyme Corp. (4.4%)	United States	Biotechnology
Johnson & Johnson (4.1%)	United States	Pharmaceuticals
Novartis AG (3.9%)	Switzerland	Pharmaceuticals
Amgen, Inc. (3.8%)	United States	Biotechnology
Baxter International, Inc. (3.6%)	United States	Medical technology
Teva Pharmaceutical Industries, Ltd. (3.5%)	Israel	Pharmaceuticals

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/28/10. Short-term holdings are excluded. Holdings will vary over time.

and this stock remained in the portfolio at the close of the period.

“While it is too early to assess
the implications of U.S. health-
care reform, the enactment
of legislation could help ease
investor uncertainty.”

Kelsey Chen

Which holdings detracted from returns?

Kelsey: The stock of medical device manufacturer Boston Scientific Corporation was a top detractor during the period. The company’s financial performance and earnings outlook have been disappointing as one of its key products — the Taxus Express stent — lost market share. The company has also struggled with patent disputes and concerns about product safety. We trimmed this holding considerably, and it represented a much smaller portion of the portfolio at the close of the period.

In the biotechnology subsector, Genzyme continued to underperform. Its weakness can be tied mainly to an issue in one of its manufacturing facilities. Last year, the company had to ration supplies of two drugs whose production was disrupted because of contamination in one of the plant’s bioreactors. We continue to view this as a resolvable issue that should not hamper the company’s ability to accelerate its earnings growth over the next few years. Genzyme specializes in treatments for rare disorders and has been a highlight in the fund’s portfolio in the past, as a result of strong sales growth and a solid product pipeline.

Finally, CVS Caremark was a disappointment, primarily due to struggles in the company’s Caremark division. Caremark is a pharmacy benefit manager, administering drug benefit

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

programs for employers and health insurance carriers. While Caremark has a history as a strong performer, it has made some missteps in its relationships with clients since merging with CVS in 2007, which resulted in the loss of a number of key accounts. The company has already taken steps to resolve certain issues, including replacing the president of the division and investing in programs to improve processes and productivity.

IN THE NEWS

A sweeping overhaul of the U.S. health-care system was signed into law by President Obama on March 23. The heavily debated legislation, known as the Patient Protection and Affordable Care Act, will extend health insurance coverage to 32 million uninsured Americans. At an estimated cost of $940 billion over 10 years, the law mandates that Americans carry health insurance, expands Medicaid coverage for the poor, and includes subsidies for low-income families to help them obtain insurance. It also provides for the creation of so-called health insurance exchanges, designed to enable people without employer-provided coverage to “shop” for health insurance plans. Financial penalties will be imposed for individuals without insurance and for employers that do not provide affordable insurance to their workers.

What is your outlook for the
health-care sector?

Kelsey: I’m optimistic about the sector. I believe stock valuations are attractive, and we continue to identify undervalued companies with attractive growth profiles. Of course, debate over health-care reform has remained at the forefront of U.S. politics. Shortly after the close of the period, President Obama signed the health-care overhaul bill, and the enactment of legislation could help ease investor uncertainty. In addition, a healthy level of merger and acquisition activity, particularly in pharmaceuticals and biotechnology, should continue to boost stock performance in the sector.

Chris: It’s worth noting the growth potential in generic drug companies around the world. There are efforts by foreign governments to increase generic penetration, which should lead to higher levels of generic drug consumption. In fact, we have already seen increases in Europe. Advancements in generic biotech treatments could further improve growth rates.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Kelsey Chen is an Analyst and Health Care Sector Team Leader at Putnam. She holds an M.B.A. from the Wharton School of the University of Pennsylvania, a Ph.D. from the University of Texas Medical School, and a B.S. from Wuhan University in Wuhan, China. Kelsey joined Putnam in 2000 and has been in the investment industry since 1999.

Portfolio Manager Christopher Stevo is an Analyst at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the Wharton School of the University of Pennsylvania. A CFA charterholder, he has been in the investment industry since he joined Putnam in 1999.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/28/82)		(3/1/93)		(7/26/99)		(7/3/95)		(1/21/03)	(4/4/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	11.67%	11.43%	10.74%	10.74%	10.83%	10.83%	11.03%	10.89%	11.39%	11.77%

10 years	16.40	9.71	7.98	7.98	8.13	8.13	10.79	6.91	13.57	19.36
Annual average	1.53	0.93	0.77	0.77	0.78	0.78	1.03	0.67	1.28	1.79

5 years	22.79	15.73	18.26	16.78	18.30	18.30	19.80	15.60	21.30	24.34
Annual average	4.19	2.96	3.41	3.15	3.42	3.42	3.68	2.94	3.94	4.45

3 years	2.11	–3.75	–0.16	–2.42	–0.14	–0.14	0.63	–2.89	1.37	2.90
Annual average	0.70	–1.27	–0.05	–0.81	–0.05	–0.05	0.21	–0.97	0.45	0.96

1 year	38.56	30.61	37.52	32.52	37.54	36.54	37.87	33.05	38.21	38.88

6 months	9.17	2.88	8.77	3.77	8.76	7.76	8.90	5.10	9.05	9.29

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 2/28/10

		Lipper Global Health/Biotechnology
	MSCI World Health Care Index	Funds category average†

Annual average (life of fund)	—*	11.67%

10 years	—*	46.12
Annual average	—*	3.61

5 years	16.30%	21.33
Annual average	3.07	3.85

3 years	–4.51	–1.38
Annual average	–1.53	–0.53

1 year	39.27	41.01

6 months	9.23	9.91

Index and Lipper results should be compared to fund performance at net asset value.

* The fund’s benchmark, the MSCI World Health Care Index, was introduced on 1/1/01, which post-dates the inception date of the fund’s class A shares.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/10, there were 49, 45, 42, 36, 18, and 1 fund(s), respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/28/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	—		—	—	—		—	—

Capital gains — Long-term	$0.154		$0.154	$0.154	$0.154		$0.154	$0.154

Capital gains — Short-term	—		—	—	—		—	—

Total	$0.154		$0.154	$0.154	$0.154		$0.154	$0.154

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/09	$43.37	$46.02	$36.54	$39.67	$39.83	$41.27	$42.47	$44.40

2/28/10	47.19	50.07	39.59	42.99	43.22	44.79	46.16	48.37

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/28/82)		(3/1/93)		(7/26/99)		(7/3/95)		(1/21/03)	(4/4/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	11.79%	11.55%	10.87%	10.87%	10.96%	10.96%	11.15%	11.01%	11.51%	11.89%

10 years	24.89	17.70	15.84	15.84	15.87	15.87	18.84	14.68	21.84	28.07
Annual average	2.25	1.64	1.48	1.48	1.48	1.48	1.74	1.38	2.00	2.50

5 years	28.93	21.51	24.16	22.60	24.18	24.18	25.78	21.37	27.34	30.58
Annual average	5.21	3.97	4.42	4.16	4.43	4.43	4.69	3.95	4.95	5.48

3 years	7.14	0.98	4.75	2.37	4.77	4.77	5.58	1.88	6.36	7.96
Annual average	2.33	0.33	1.56	0.78	1.57	1.57	1.83	0.62	2.08	2.59

1 year	35.71	27.90	34.70	29.70	34.70	33.70	35.04	30.32	35.39	36.05

6 months	10.93	4.56	10.50	5.50	10.51	9.51	10.63	6.76	10.77	11.07

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 8/31/09*	1.35%	2.10%	2.10%	1.85%	1.60%	1.10%

Annualized expense ratio for the six-month period
ended 2/28/10	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses based on a new expense arrangement.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Health Care Fund from September 1, 2009, to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.95	$10.82	$10.82	$9.53	$8.24	$5.66

Ending value (after expenses)	$1,091.70	$1,087.70	$1,087.60	$1,089.00	$1,090.50	$1,092.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2010, use the following calculation method. To find the value of your investment on September 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.71	$10.44	$10.44	$9.20	$7.95	$5.46

Ending value (after expenses)	$1,018.15	$1,014.43	$1,014.43	$1,015.67	$1,016.91	$1,019.39

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Health Care Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the health care sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management, and sub-advisory contracts, effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 15th percentile in management fees and in the 22nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process  — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Health/Biotechnology Funds) for the one-year, three-year and five-year periods ended December 31, 2008* (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	22nd

Three-year period	61st

Five-year period	44th

Over the one-year, three-year and five-year periods ended December 31, 2008, there were 118, 102 and 90 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to

* As of 1/1/09, Putnam Management no longer evaluates this fund’s performance versus its Lipper peer group and instead evaluates the fund’s performance against the performance of its benchmark.

monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Management entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

On December 18, 2009, shareholders approved the proposed management contract for your fund. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds, which do not pay management fees to Putnam Management) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table that follows shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Global Health Care Fund	0.642%	0.637%	0.005%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is slightly higher for your fund than the management fee rate payable under the current management contract. For a small number of funds, including your fund, the management fee rate would be slightly higher under the proposed contract at June 30, 2009 net asset levels, but by only immaterial amounts. Most funds, however, would experience a management fee reduction under the proposed management contracts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0  million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond

July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the

Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent

Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2010, Putnam employees had approximately $323,000,000 and the Trustees had approximately $46,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvest-ment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 2/28/10 (Unaudited)

COMMON STOCKS (97.8%)*	Shares	Value

Biotechnology (19.7%)
Amgen, Inc. †	848,500	$48,033,585

Amylin Pharmaceuticals, Inc. †	272,300	5,146,470

Arqule, Inc. †	293,000	963,970

Auxilium Pharmaceuticals, Inc. † S	800,800	24,184,160

BioMarin Pharmaceuticals, Inc. † S	318,000	6,360,000

Dendreon Corp. † S	868,970	27,137,933

Facet Biotech Corp. †	772,600	12,662,914

Genzyme Corp. †	966,424	55,279,453

Human Genome Sciences, Inc. † S	498,000	14,018,700

Idenix Pharmaceuticals, Inc. †	611,035	1,662,015

Ironwood Pharmaceuticals, Inc.†	574,739	7,471,607

Medivation, Inc. † S	69,500	2,502,695

Momenta Pharmaceuticals, Inc. † S	125,700	1,840,248

OSI Pharmaceuticals, Inc. † S	223,300	8,266,566

Sinovac Biotech, Ltd. (China) † S	510,400	3,363,536

United Therapeutics Corp. † S	352,200	20,219,802

Vivus, Inc. † S	835,688	7,019,779

		246,133,433
Food (0.1%)
Mead Johnson Nutrition Co. Class A	28,500	1,348,050

		1,348,050
Health-care services (14.8%)
Aetna, Inc.	595,200	17,850,048

AmerisourceBergen Corp. S	746,100	20,920,644

Cardinal Health, Inc.	482,560	16,392,563

Coventry Health Care, Inc. †	233,700	5,417,166

Laboratory Corp. of America Holdings † S	68,000	4,985,080

LifePoint Hospitals, Inc. †	534,800	16,311,400

McKesson Corp.	313,800	18,561,270

Omnicare, Inc. S	591,300	16,006,491

Quest Diagnostics, Inc.	121,700	6,906,475

Sinopharm Group Co. 144A (China)	310,800	1,399,459

Suzuken Co., Ltd. (Japan)	302,800	10,018,366

UnitedHealth Group, Inc.	264,800	8,966,128

Universal Health Services, Inc. Class B S	295,000	9,150,900

WellPoint, Inc. †	515,200	31,875,424

		184,761,414
Medical technology (25.8%)
Baxter International, Inc.	786,500	44,775,445

Becton, Dickinson and Co.	226,200	17,614,194

Boston Scientific Corp. †	2,238,900	17,329,086

China Medical Technologies, Inc. ADR (China) S	510,600	7,061,598

Covidien PLC (Ireland)	796,800	39,138,816

Edwards Lifesciences Corp. †	92,035	8,451,574

Grifols SA (Spain)	515,801	7,797,410

COMMON STOCKS (97.8%)* cont.	Shares	Value

Medical technology cont.
Hospira, Inc. †	416,300	$21,784,979

Life Technologies Corp. †	300,300	15,243,228

Medtronic, Inc.	1,281,100	55,599,740

Millipore Corp. †	108,400	10,234,044

Patterson Cos., Inc. † S	404,000	11,990,720

Sirona Dental Systems, Inc. †	175,900	6,313,051

St. Jude Medical, Inc. † S	703,500	26,887,770

Stryker Corp.	70,200	3,727,620

Synthes, Inc.	195	23,263

Thermo Fisher Scientific, Inc.†	166,700	8,129,959

West Pharmaceutical Services, Inc. S	189,600	7,384,920

Zimmer Holdings, Inc. †	242,600	13,908,258

		323,395,675
Pharmaceuticals (36.1%)
Abbott Laboratories	1,196,400	64,940,592

Astellas Pharma, Inc. (Japan)	322,500	12,140,024

Bayer AG (Germany)	99,969	6,626,313

Cephalon, Inc. † S	311,300	21,376,971

Eli Lilly & Co. S	170,100	5,841,234

GlaxoSmithKline PLC (United Kingdom)	1,521,554	28,161,901

Johnson & Johnson	806,400	50,803,200

Medicis Pharmaceutical Corp. Class A S	207,500	4,668,750

Merck & Co., Inc.	136,600	5,037,808

Novartis AG (Switzerland) †	877,502	48,827,290

Ono Pharmaceutical Co., Ltd. (Japan)	121,500	5,606,009

Perrigo Co. S	62,000	3,073,340

Pfizer, Inc.	4,985,001	87,486,768

Roche Holding AG (Switzerland)	378,567	63,247,271

Teva Pharmaceutical Industries, Ltd. ADR (Israel) S	739,265	44,363,293

		452,200,764
Retail (1.3%)
CVS Caremark Corp.	470,700	15,886,125

		15,886,125
Total common stocks (cost $918,686,991)		$1,223,725,461

SHORT-TERM INVESTMENTS (18.1%)*	Principal amount/shares	Value

Short-term investments held as collateral for loaned securities with yields ranging from 0.09% to 0.25% and due dates ranging
from March 1, 2010 to April 26, 2010 [d]	$195,225,780	$195,202,971

Putnam Money Market Liquidity Fund [e]	25,482,182	25,482,182

U.S. Treasury Bills for effective yields from 0.33% to 0.36%,
November 18, 2010 ##	3,200,000	3,190,755

U.S. Treasury Bills for effective yields from 0.33% to 0.44%,
April 1, 2010 ##	1,995,000	1,994,335

Total short-term investments (cost $225,871,379)		$225,870,243

TOTAL INVESTMENTS

Total investments (cost $1,144,558,370)		$1,449,595,704

* Percentages indicated are based on net assets of $1,250,778,035.

† Non-income-producing security.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at February 28, 2010.

d See Note 1 to the financial statements regarding securities lending.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

S Securities on loan, in part or in entirety, at February 28, 2010.

At February 28, 2010, liquid assets totaling $2,276,169 have been segregated to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at February 28, 2010 (as a percentage of Portfolio Value):

United States	77.9%	Japan	2.2%

Switzerland	9.0	China	0.9

Israel	3.5	Spain	0.6

United Kingdom	2.3	Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 2/28/10 (aggregate face value $119,999,891) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)
Australian Dollar	$14,341,787	$14,226,181	3/17/10	$115,606

British Pound	27,290,750	28,562,902	3/17/10	(1,272,152)

Danish Krone	15,260,343	15,405,672	3/17/10	(145,329)

Euro	32,678,784	33,398,415	3/17/10	(719,631)

Japanese Yen	17,232,291	16,941,572	3/17/10	290,719

Swiss Franc	11,264,716	11,465,149	3/17/10	(200,433)

Total				$(1,931,220)

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”), establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2010:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer cyclicals	$17,234,175	$—	$—

Health care	1,206,491,286	—	—

Total common stocks	1,223,725,461	—	—

Short-term investments	25,482,182	200,388,061	—

Totals by level	$1,249,207,643	$200,388,061	$—

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$(1,931,220)	$—

Other financial instruments include forward currency contracts.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/10 (Unaudited)

ASSETS

Investment in securities, at value, including $190,233,377 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,119,076,188)	$1,424,113,522
Affiliated issuers (identified cost $25,482,182) (Note 5)	25,482,182

Cash	3,675

Dividends, interest and other receivables	3,363,359

Receivable for shares of the fund sold	361,864

Unrealized appreciation on forward currency contracts (Note 1)	406,325

Total assets	1,453,730,927

LIABILITIES

Payable for investments purchased	1,238,174

Payable for shares of the fund repurchased	1,544,028

Payable for compensation of Manager (Note 2)	607,262

Payable for investor servicing fees (Note 2)	779,293

Payable for custodian fees (Note 2)	5,415

Payable for Trustee compensation and expenses (Note 2)	322,155

Payable for administrative services (Note 2)	7,726

Payable for distribution fees (Note 2)	534,809

Payable for postage expense	172,485

Collateral on securities loaned, at value (Note 1)	195,202,971

Unrealized depreciation on forward currency contracts (Note 1)	2,337,545

Other accrued expenses	201,029

Total liabilities	202,952,892

Net assets	$1,250,778,035

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$941,901,610

Accumulated net investment loss (Note 1)	(511,379)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	6,252,970

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	303,134,834

Total — Representing net assets applicable to capital shares outstanding	$1,250,778,035

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,131,505,007 divided by 23,975,340 shares)	$47.19

Offering price per class A share (100/94.25 of $47.19)*	$50.07

Net asset value and offering price per class B share ($62,201,207 divided by 1,571,052 shares)**	$39.59

Net asset value and offering price per class C share ($21,735,298 divided by 505,598 shares)**	$42.99

Net asset value and redemption price per class M share ($12,545,391 divided by 290,263 shares)	$43.22

Offering price per class M share (100/96.50 of $43.22)*	$44.79

Net asset value, offering price and redemption price per class R share
($1,763,494 divided by 38,206 shares)	$46.16

Net asset value, offering price and redemption price per class Y share
($21,027,638 divided by 434,684 shares)	$48.37

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/28/10 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $85,736)	$7,357,634

Interest (including interest income of $54,151 from investments in affiliated issuers) (Note 5)	59,904

Securities lending	181,305

Total investment income	7,598,843

EXPENSES

Compensation of Manager (Note 2)	3,881,456

Investor servicing fees (Note 2)	2,310,192

Custodian fees (Note 2)	12,149

Trustee compensation and expenses (Note 2)	45,238

Administrative services (Note 2)	23,069

Distribution fees — Class A (Note 2)	1,381,153

Distribution fees — Class B (Note 2)	338,653

Distribution fees — Class C (Note 2)	107,157

Distribution fees — Class M (Note 2)	46,535

Distribution fees — Class R (Note 2)	4,356

Other	402,744

Total expenses	8,552,702

Expense reduction (Note 2)	(11,202)

Net expenses	8,541,500

Net investment loss	(942,657)

Net realized gain on investments (Notes 1 and 3)	21,714,934

Net realized loss on foreign currency transactions (Note 1)	(1,192,045)

Net realized gain on written options (Notes 1 and 3)	82,140

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(1,428,393)

Net unrealized appreciation of investments and written options
during the period	89,582,142

Net gain on investments	108,758,778

Net increase in net assets resulting from operations	$107,816,121

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/28/10*	Year ended 8/31/09

Operations:
Net investment income (loss)	$(942,657)	$1,198,272

Net realized gain on investments and foreign currency transactions	20,605,029	29,181,324

Net unrealized appreciation (depreciation) of investments and assets
and liabilities in foreign currencies	88,153,749	(190,662,759)

Net increase (decrease) in net assets resulting from operations	107,816,121	(160,283,163)

Distributions to shareholders (Note 1):
From net realized long-term gain on investments
Class A	(3,742,830)	(123,673,748)

Class B	(263,800)	(14,043,275)

Class C	(78,585)	(2,652,217)

Class M	(45,345)	(1,598,924)

Class R	(6,082)	(144,381)

Class Y	(63,570)	(1,710,884)

Increase in capital from settlement payments	—	71,339

Redemption fees (Note 1)	5,019	4,494

Decrease from capital share transactions (Note 4)	(53,283,953)	(78,761,663)

Total increase (decrease) in net assets	50,336,975	(382,792,422)

NET ASSETS

Beginning of period	1,200,441,060	1,583,233,482

End of period (including accumulated net investment
loss of $511,379 and undistributed net investment
income of $431,278, respectively)	$1,250,778,035	$1,200,441,060

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

			Net realized											Ratio of net
	Net asset	Net	and			From net							Ratio of	investment
	value,	investment	unrealized	Total from	From net	realized				Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	investment	gain on	Total	Redemption	Non-recurring	value, end	at net asset	end of period	to average	net to average	Portfolio
Period ended	of period	(loss) [a]	investments	operations	income	investments	distributions	fees [c]	reimbursements	of period	value (%) [d]	(in thousands)	assets (%) [e]	net assets (%)	turnover (%)

Class A
February 28, 2010 **	$43.37	(.02)	3.99	3.97	—	(.15)	(.15)	—	—	$47.19	9.17 *	$1,131,505	.66 *	(.05) *	18.61 *
August 31, 2009	53.94	.07	(5.55)	(5.48)	—	(5.09)	(5.09)	—	— [i]	43.37	(8.11)	1,074,478	1.38 [b]	.17 [b]	26.71
August 31, 2008	58.65	.01	1.61	1.62	(.29)	(6.04)	(6.33)	—	—	53.94	2.84	1,371,196	1.23 [b]	.02 [b]	18.62
August 31, 2007	63.67	.31 [f]	.78	1.09	(.24)	(5.87)	(6.11)	—	—	58.65	1.83	1,593,722	1.17 [b]	.51 [b,f]	12.01
August 31, 2006	64.87	.02 [g]	3.29	3.31	—	(4.51)	(4.51)	—	—	63.67	5.28 [g]	1,792,142	1.10 [b,g]	.04 [b,g]	16.99
August 31, 2005	57.80	.07 [h]	11.00	11.07	—	(4.00)	(4.00)	—	—	64.87	20.14 [h]	1,799,442	1.10 [b]	.12 [b,h]	30.55

Class B
February 28, 2010 **	$36.54	(.16)	3.36	3.20	—	(.15)	(.15)	—	—	$39.59	8.77 *	$62,201	1.04 *	(.43) *	18.61 *
August 31, 2009	46.82	(.20)	(4.99)	(5.19)	—	(5.09)	(5.09)	—	— [i]	36.54	(8.79)	73,170	2.13 [b]	(.57) [b]	26.71
August 31, 2008	51.80	(.34)	1.40	1.06	—	(6.04)	(6.04)	—	—	46.82	2.06	149,621	1.98 [b]	(.74) [b]	18.62
August 31, 2007	57.11	(.16) [f]	.72	.56	—	(5.87)	(5.87)	—	—	51.80	1.06	280,338	1.92 [b]	(.28) [b,f]	12.01
August 31, 2006	59.06	(.41) [g]	2.97	2.56	—	(4.51)	(4.51)	—	—	57.11	4.49 [g]	568,991	1.85 [b,g]	(.72) [b,g]	16.99
August 31, 2005	53.34	(.35) [h]	10.07	9.72	—	(4.00)	(4.00)	—	—	59.06	19.25 [h]	882,880	1.85 [b]	(.64) [b,h]	30.55

Class C
February 28, 2010 **	$39.67	(.18)	3.65	3.47	—	(.15)	(.15)	—	—	$42.99	8.76 *	$21,735	1.04 *	(.42) *	18.61 *
August 31, 2009	50.24	(.21)	(5.27)	(5.48)	—	(5.09)	(5.09)	—	— [i]	39.67	(8.77)	21,171	2.13 [b]	(.57) [b]	26.71
August 31, 2008	55.15	(.36)	1.49	1.13	—	(6.04)	(6.04)	—	—	50.24	2.06	26,421	1.98 [b]	(.73) [b]	18.62
August 31, 2007	60.42	(.14) [f]	.74	.60	—	(5.87)	(5.87)	—	—	55.15	1.07	31,829	1.92 [b]	(.24) [b,f]	12.01
August 31, 2006	62.22	(.43) [g]	3.14	2.71	—	(4.51)	(4.51)	—	—	60.42	4.50 [g]	39,632	1.85 [b,g]	(.71) [b,g]	16.99
August 31, 2005	56.00	(.37) [h]	10.59	10.22	—	(4.00)	(4.00)	—	—	62.22	19.22 [h]	45,699	1.85 [b]	(.64) [b,h]	30.55

Class M
February 28, 2010 **	$39.83	(.12)	3.66	3.54	—	(.15)	(.15)	—	—	$43.22	8.90 *	$12,545	.91 *	(.30) *	18.61 *
August 31, 2009	50.30	(.12)	(5.26)	(5.38)	—	(5.09)	(5.09)	—	— [i]	39.83	(8.54)	12,299	1.88 [b]	(.33) [b]	26.71
August 31, 2008	55.08	(.24)	1.50	1.26	—	(6.04)	(6.04)	—	—	50.30	2.32	16,981	1.73 [b]	(.48) [b]	18.62
August 31, 2007	60.21	— [c,f]	.74	.74	—	(5.87)	(5.87)	—	—	55.08	1.33	21,567	1.67 [b]	(.01) [b,f]	12.01
August 31, 2006	61.88	(.28) [g]	3.12	2.84	—	(4.51)	(4.51)	—	—	60.21	4.75 [g]	27,134	1.60 [b,g]	(.47) [b,g]	16.99
August 31, 2005	55.57	(.22) [h]	10.53	10.31	—	(4.00)	(4.00)	—	—	61.88	19.55 [h]	32,845	1.60 [b]	(.39) [b,h]	30.55

Class R
February 28, 2010 **	$42.47	(.08)	3.92	3.84	—	(.15)	(.15)	—	—	$46.16	9.05 *	$1,763	.79 *	(.17) *	18.61 *
August 31, 2009	53.08	(.03)	(5.49)	(5.52)	—	(5.09)	(5.09)	—	— [i]	42.47	(8.34)	1,638	1.63 [b]	(.07) [b]	26.71
August 31, 2008	57.87	(.12)	1.58	1.46	(.21)	(6.04)	(6.25)	—	—	53.08	2.57	1,254	1.48 [b]	(.24) [b]	18.62
August 31, 2007	62.97	.16 [f]	.77	.93	(.16)	(5.87)	(6.03)	—	—	57.87	1.58	993	1.42 [b]	.27 [b,f]	12.01
August 31, 2006	64.36	(.12) [g]	3.24	3.12	—	(4.51)	(4.51)	—	—	62.97	5.02 [g]	733	1.35 [b,g]	(.19) [b,g]	16.99
August 31, 2005	57.51	— [c,h]	10.85	10.85	—	(4.00)	(4.00)	—	—	64.36	19.85 [h]	320	1.35 [b]	— [b,h,j]	30.55

Class Y
February 28, 2010 **	$44.40	.04	4.08	4.12	—	(.15)	(.15)	—	—	$48.37	9.29 *	$21,028	.54 *	.08 *	18.61 *
August 31, 2009	54.93	.18	(5.62)	(5.44)	—	(5.09)	(5.09)	—	— [i]	44.40	(7.87)	17,685	1.13 [b]	.43 [b]	26.71
August 31, 2008	59.63	.15	1.64	1.79	(.45)	(6.04)	(6.49)	—	—	54.93	3.10	17,761	.98 [b]	.27 [b]	18.62
August 31, 2007	64.64	.44 [f]	.82	1.26	(.40)	(5.87)	(6.27)	—	—	59.63	2.09	18,835	.92 [b]	.71 [b,f]	12.01
August 31, 2006	65.64	.18 [g]	3.33	3.51	—	(4.51)	(4.51)	—	—	64.64	5.54 [g]	25,591	.85 [b,g]	.28 [b,g]	16.99
August 31, 2005	58.30	.22 [h]	11.12	11.34	—	(4.00)	(4.00)	—	—	65.64	20.44 [h]	29,351	.85 [b]	.37 [b,h]	30.55

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	37

Financial highlights (Continued)

*Not annualized.

**Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of
average net assets

August 31, 2009	<0.01

August 31, 2008	<0.01

August 31, 2007	<0.01

August 31, 2006	<0.01

August 31, 2005	<0.01

c Amount represents less than $0.01 per share.

d Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

e Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

f Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.33	0.54%

Class B	0.29	0.53

Class C	0.31	0.54

Class M	0.31	0.53

Class R	0.32	0.53

Class Y	0.31	0.51

g Reflects a non-recurring accrual related to a reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.02% of average net assets for the period ended August 31, 2006.

h Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the “SEC”) regarding brokerage allocation practices which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.02	0.03%

Class B	0.02	0.03

Class C	0.02	0.03

Class M	0.02	0.03

Class R	0.02	0.04

Class Y	0.02	0.03

i Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp. which amounted to less than $0.01 per share outstanding as of May 21, 2009.

j Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/28/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Health Care Fund (the “fund”), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing primarily in the common stocks of companies worldwide in the health care industries that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable potential. The fund concentrates its investments in one sector which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class  C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, April 8, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management, LLC. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date.

Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of Written options contracts activity for the six months ended February 28, 2010. There were no futures nor purchased options activity for the six months ended February 28, 2010.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on Forward currency contracts at the six months ended February 28, 2010 are indicative of the volume of activity during the period.

H) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $149,985 at February 28, 2010. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At February 28, 2010, the fund had a net liability position of $2,337,545 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $2,375,842.

I) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 28, 2010, the value of securities loaned amounted to $190,233,377. The fund received cash collateral of $195,202,971 which is pooled with collateral of other Putnam funds into 44 issues of short-term investments.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

The aggregate identified cost on a tax basis is $1,399,046,815, resulting in gross unrealized appreciation and depreciation of $95,578,417 and $45,029,528, respectively, or net unrealized appreciation of $50,548,889.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.78% of the first $5 billion, 0.73% of the next $5 billion, 0.68% of the next $10 billion, 0.63 % of the next $10 billion, 0.58% of the next $50 billion, 0.56% of the next $50 billion, 0.55% of the next $100 billion and 0.545% thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.70% of the first $500 million, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Effective August 1, 2009 through July 31, 2010, Putnam Management has contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended February 28, 2010, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the six months ended February 28, 2010 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended February 28, 2010, the fund’s expenses were reduced by $989 under the expense offset  arrangements and by $10,213 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $915, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% ,1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 28, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $25,055 and $360 from the sale of class A and class M shares, respectively, and received $16,651 and $145 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received $2 on class A and no monies class M redemptions.

Note 3: Purchases and sales of securities

During the six months ended February 28, 2010, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $218,848,178 and $260,195,701, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended
February 28, 2010 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	—	$—

Options opened	—	—
Options exercised	—	—
Options expired	229,120	82,140
Options closed	—	—

Written options
outstanding at
end of period	—	$—

Note 4: Capital shares

At February 28, 2010, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/10		Year ended 8/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	921,289	$42,082,211	1,857,527	$73,698,518

Shares issued in connection with
reinvestment of distributions	70,443	3,305,885	3,046,815	108,466,608

	991,732	45,388,096	4,904,342	182,165,126

Shares repurchased	(1,790,652)	(81,858,991)	(5,550,894)	(221,407,059)

Net decrease	(798,920)	$(36,470,895)	(646,552)	$(39,241,933)

	Six months ended 2/28/10		Year ended 8/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	50,572	$1,954,226	161,193	$5,573,182

Shares issued in connection with
reinvestment of distributions	6,184	243,784	427,452	12,891,957

	56,756	2,198,010	588,645	18,465,139

Shares repurchased	(488,012)	(18,769,800)	(1,781,663)	(60,472,427)

Net decrease	(431,256)	$(16,571,790)	(1,193,018)	$(42,007,288)

	Six months ended 2/28/10		Year ended 8/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	21,097	$885,871	68,342	$2,566,049

Shares issued in connection with
reinvestment of distributions	1,534	65,625	66,616	2,180,997

	22,631	951,496	134,958	4,747,046

Shares repurchased	(50,772)	(2,116,729)	(127,072)	(4,582,783)

Net increase (decrease)	(28,141)	$(1,165,233)	7,886	$164,263

	Six months ended 2/28/10		Year ended 8/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	4,535	$191,062	15,879	$576,536

Shares issued in connection with
reinvestment of distributions	965	41,493	45,324	1,487,093

	5,500	232,555	61,203	2,063,629

Shares repurchased	(24,022)	(1,004,136)	(89,976)	(3,302,133)

Net decrease	(18,522)	$(771,581)	(28,773)	$(1,238,504)

	Six months ended 2/28/10		Year ended 8/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	11,246	$499,430	24,096	$953,664

Shares issued in connection with
reinvestment of distributions	127	5,848	3,817	133,312

	11,373	505,278	27,913	1,086,976

Shares repurchased	(11,721)	(524,202)	(12,977)	(521,458)

Net increase (decrease)	(348)	$(18,924)	14,936	$565,518

	Six months ended 2/28/10		Year ended 8/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	57,995	$2,726,470	133,776	$5,532,324

Shares issued in connection with
reinvestment of distributions	1,058	50,876	46,980	1,708,672

	59,053	2,777,346	180,756	7,240,996

Shares repurchased	(22,715)	(1,062,876)	(105,739)	(4,244,715)

Net increase	36,338	$1,714,470	75,017	$2,996,281

Note 5: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $54,151 for the period ended February 28, 2010. During the period ended February 28, 2010, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $151,671,332 and $170,462,359, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of February 28, 2010:

Market values of derivative instruments as of February 28, 2010

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$406,325	Payables	$2,337,545

Total		$406,325		$2,337,545

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the year ended February 28, 2010 (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$(1,192,438)	$(1,192,438)

Equity contracts	82,140	—	82,140

Total	$82,140	$(1,192,438)	$(1,110,298)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$(1,400,555)	$(1,400,555)

Equity contracts	(21,299)	—	61,477

Total	$(21,299)	$(1,400,555)	$(1,421,854)

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Shareholder meeting results (Unaudited)

December 18, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	16,884,738	973,118

Jameson A. Baxter	16,893,368	964,489

Charles B. Curtis	16,865,103	992,754

Robert J. Darretta	16,895,150	962,706

Myra R. Drucker	16,864,689	993,167

John A. Hill	16,883,257	974,599

Paul L. Joskow	16,885,620	972,236

Elizabeth T. Kennan	16,863,763	994,093

Kenneth R. Leibler	16,879,680	978,176

Robert E Patterson	16,884,486	973,370

George Putnam, III	16,878,916	978,940

Robert L. Reynolds	16,894,775	963,082

W. Thomas Stephens	16,889,804	968,053

Richard B. Worley	16,881,357	976,499

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

12,487,216	753,122	590,077	4,027,440

A proposal to amend the fundamental investment restriction with respect to investment in commodities was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

12,332,977	912,787	584,653	4,027,440

All tabulations are rounded to the nearest whole number.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your finan-cial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	Beth S. Mazor
Putnam Investment	Paul L. Joskow	Vice President
Management, LLC	Elizabeth T. Kennan
One Post Office Square	Kenneth R. Leibler	James P. Pappas
Boston, MA 02109	Robert E. Patterson	Vice President
George Putnam, III
Investment Sub-Manager	Robert L. Reynolds	Francis J. McNamara, III
Putnam Investments Limited	W. Thomas Stephens	Vice President and
57–59 St James’s Street	Richard B. Worley
London, England SW1A 1LD		Chief Legal Officer
Officers
Investment Sub-Advisor	Robert L. Reynolds	Robert R. Leveille
The Putnam Advisory	President	Vice President and
Company, LLC		Chief Compliance Officer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Mark C. Trenchard
	Principal Executive	Vice President and
Marketing Services	Officer, Treasurer and	BSA Compliance Officer
Putnam Retail Management	Compliance Liaison
One Post Office Square		Judith Cohen
Boston, MA 02109	Charles E. Porter	Vice President, Clerk and
	Senior Advisor to the Trustees	Assistant Treasurer
Custodian
State Street Bank	Steven D. Krichmar	Wanda M. McManus
and Trust Company	Vice President and	Vice President, Senior Associate
	Principal Financial Officer	Treasurer and Assistant Clerk
Legal Counsel
Ropes & Gray LLP	Janet C. Smith	Nancy E. Florek
	Vice President, Principal	Vice President, Assistant Clerk,
Trustees	Accounting Officer and	Assistant Treasurer and
John A. Hill, Chairman	Assistant Treasurer	Proxy Manager
Jameson A. Baxter,
Vice Chairman	Susan G. Malloy
Ravi Akhoury	Vice President and
Charles B. Curtis	Assistant Treasurer
Robert J. Darretta

This report is for the information of shareholders of Putnam Global Health Care Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

SA008 260659 4/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Global Health Care Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: April 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2010